UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2008

MDRNA, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3830 Monte Villa Parkway, Bothell, WA	98021

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (425) 908-3600

Nastech Pharmaceutical Company Inc.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Dr. Steven C. Quay
     On June 10, 2008, MDRNA, Inc. (f/k/a Nastech Pharmaceutical Company Inc.) (the “Company”) entered into a new employment agreement (the “Quay Agreement”) with Dr. Steven C. Quay pursuant to which Dr. Quay will serve as the Chairman of the Board of Directors of the Company (the “Board”), Chairman of the Company’s Scientific Advisory Board and Chief Scientific Officer of the Company from June 10, 2008 until December 31, 2013.
     Pursuant to the Quay Agreement, Dr. Quay will be entitled to annual base compensation of $500,000 in 2008, with an annual increase in base compensation of up to five percent for each year thereafter as determined in good faith by the Board or the Compensation Committee thereof, which increase shall be effective on January 1 of each calendar year beginning with the 2009 calendar year. Dr. Quay is also eligible to receive annual incentive cash compensation of up to 50 percent of his annual base compensation for the year, with the actual amount to be determined by the Board or the Compensation Committee thereof.
     Under the Quay Agreement, Dr. Quay will be granted options to purchase up to 1,700,000 shares of common stock, par value $0.006 per share (the “Common Stock”). The options will have a term of 10 years beginning on June 10, 2008 (the “Approval Date”), and will vest according to the following schedule:
•	420,000 options will vest on the first anniversary of the Approval Date at an exercise price equal to $1.19 per share;

•	105,000 options will vest on each of September 10, 2009, December 10, 2009, March 10, 2010 and June 10, 2010 (for an aggregate of 420,000 options during such period) at an exercise price equal to $2.19 per share;

•	105,000 options will vest on each of September 10, 2010, December 10, 2010, March 10, 2011 and June 10, 2011 (for an aggregate of 420,000 options during such period) at an exercise price equal to $3.19 per share;

•	55,000 options will vest on each of September 10, 2011, December 10, 2011, March 10, 2012 and June 10, 2012 (for an aggregate of 220,000 options during such period) at an exercise price equal to $4.19 per share; and

•	55,000 options will vest on each of September 10, 2012, December 10, 2012, March 10, 2013 and June 10, 2013 (for an aggregate of 220,000 options during such period) at an exercise price equal to $5.19 per share.
     In the event that Dr. Quay’s employment is terminated without cause or Dr. Quay chooses to terminate his employment for good reason, all options granted to Dr. Quay pursuant to the Quay Agreement shall be fully vested and exercisable upon such termination and shall remain exercisable for the remainder of their terms. In addition, Dr. Quay will receive (i) base salary, (ii) incentive cash compensation determined at the maximum annual rate but on a pro-rated basis for the portion of the fiscal year that shall have elapsed when the termination occurs, (iii) pay for accrued but unused vacation time, and (iv) reimbursement for expenses through the date of termination, plus the lesser of (a) the balance of his specified base salary through December 31, 2013, and (b) payment of the equivalent of 36 months of his specified base salary. In the event that Dr. Quay’s employment is terminated for cause or Dr. Quay chooses to terminate his employment other than for good reason, vesting of the options shall cease on the date of termination and any then unvested options shall terminate, however the then-vested options shall remain vested and exercisable for the remainder of their respective terms. Dr. Quay will also receive salary, pay for accrued but unused vacation time, and reimbursement of expenses through the date of termination.
     In general, Dr. Quay has agreed not to compete with the Company for six months following the end of the employment term or to solicit partners or employees of the Company for one year following the end of the employment term. These non-compete and non-solicitation agreements may not be enforceable in some jurisdictions.
     The foregoing summary is qualified in its entirety by reference to the text of the Quay Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

J. Michael French
     On June 10, 2008, the Company entered into an employment agreement (the “French Agreement”) with J. Michael French pursuant to which Mr. French will serve as the Company’s Chief Executive Officer for a term beginning on June 23, 2008 and ending on June 9, 2011.
     Pursuant to the French Agreement, Mr. French will be entitled to annual base compensation of $340,000, with any increase in base compensation to be set by the Board from time to time as determined by the Board or the Compensation Committee thereof, with the target for each year being the 50th percentile of the Radford survey. Mr. French is also eligible to receive annual performance-based incentive cash compensation, with the targeted amount of such incentive cash compensation being 40 percent of his annual base compensation for the year, but with the actual amount to be determined by the Board or the Compensation Committee thereof.
     Under the French Agreement, Mr. French will be granted options to purchase up to 1,260,000 shares of Common Stock. The options will have a term of 10 years beginning on June 23, 2008 (the “Effective Date”), and will vest according to the following schedule:
•	420,000 options will vest on the first anniversary of the Effective Date at an exercise price equal to the closing price of the Common Stock as reported on the NASDAQ Global Market on the Effective Date (the “Base Exercise Price”);
•	105,000 options will vest on each of September 10, 2009, December 10, 2009, March 10, 2010 and June 10, 2010 (for an aggregate of 420,000 options during such period) at an exercise price equal to the Base Exercise Price plus $1.00; and
•	105,000 options will vest on each of September 10, 2010, December 10, 2010, March 10, 2011 and June 9, 2011 (for an aggregate of 420,000 options during such period) at an exercise price equal to the Base Exercise Price plus $2.00.
     In the event that Mr. French’s employment is terminated without cause or Mr. French chooses to terminate his employment for good reason, all options granted to Mr. French pursuant to the French Agreement shall be fully vested and exercisable upon such termination and shall remain exercisable for the remainder of their terms. In addition, Mr. French will receive (i) base salary, (ii) incentive cash compensation determined on a pro-rated basis as to the year in which the termination occurs, (iii) pay for accrued but unused paid time off, and (iv) reimbursement for expenses through the date of termination, plus an amount equal to 12 months of his specified base salary at the rate in effect on the date of termination. In the event that Mr. French’s employment is terminated for cause or Mr. French chooses to terminate his employment other than for good reason, vesting of the options shall cease on the date of termination and any then unvested options shall terminate, however the then-vested options shall remain vested and exercisable for the remainder of their respective terms. Mr. French will also receive salary, a pro-rated amount of incentive cash compensation for the fiscal year in which the termination occurs, pay for accrued but unused paid time off, and reimbursement of expenses through the date of termination.
     In general, Mr. French has agreed not to compete with the Company for six months following the end of the employment term or to solicit partners, clients or employees of the Company for one year following the end of the employment term. These non-compete and non-solicitation agreements may not be enforceable in some jurisdictions.
     The foregoing summary is qualified in its entirety by reference to the text of the French Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment/Resignation of Officers
     On June 10, 2008, Dr. Steven C. Quay, the Chairman of the Board and Chief Executive Officer of the Company, resigned from his position as Chief Executive Officer of the Company effective June 23, 2008, and the Board appointed J. Michael French to serve as the Chief Executive Officer of the Company effective on June 23, 2008.
     On June 10, 2008, the Board also appointed Dr. Quay to serve as the Chief Scientific Officer of the Company and as the Chairman of the Company’s Scientific Advisory Board, effective on such date.

     Prior to joining the Company, Mr. French served as President of Rosetta Genomics, Inc. from May 2007 to August 2007. Mr. French also served as Senior Vice President of Corporate Development for Sirna Therapeutics, Inc. from July 2005 to January 2007, when Sirna was acquired by Merck and Co., Inc., and he served in various executive positions, including Chief Business Officer, Senior Vice President of Business Development and Vice President of Strategic Alliances, of Entelos, Inc., a pre-IPO biotechnology company, from 2000 to 2005. Mr. French holds a B.S. in aerospace engineering from the U.S. Military Academy at West Point and a M.S. in physiology and biophysics from Georgetown University.
     Mr. French, age 48, is neither related to, nor does he have any relationship with, any existing member of the Board or any executive officer of the Company.
     The Company announced the appointments of Mr. French and Dr. Quay, and the resignation of Dr. Quay as Chief Executive Officer, in a press release dated June 10, 2008, a copy of which is attached as Exhibit 99.1 hereto.
Grant of Stock Options
     On June 10, 2008, the Compensation Committee of the Board granted to Bruce R. York, the Chief Financial Officer and Secretary of the Company, options to purchase up to 360,000 shares of Common Stock under the Company’s 2008 Stock Incentive Plan (the “2008 Plan”). The options shall vest in three equal annual installments on each of June 10, 2009 (which options shall be exercisable at $1.19 per share), June 10, 2010 (which options shall be exercisable at $2.19 per share) and June 10, 2011 (which options shall be exercisable at $3.19 per share).
     The Company also granted options to purchase up to 1,700,000 shares of Common Stock under the 2008 Plan to Dr. Quay pursuant to the Quay Agreement, and it will grant options to purchase up to 1,260,000 shares of Common Stock to Mr. French pursuant to the French Agreement on the Effective Date (of which options to purchase up to 160,037 shares of Common Stock will be granted under the 2008 Plan and options to purchase up to 1,100,063 shares of Common Stock will be granted as an employment inducement grant), the terms of which are more fully described in Item 1.01 of this Current Report.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amended and Restated Certificate of Incorporation
     On June 10, 2008, the Company filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Certificate of Amendment was approved pursuant to Section 242 of the Delaware General Corporation Law by the vote of the holders of a majority of the outstanding shares of the Company’s capital stock at the Company’s annual meeting of stockholders held on June 10, 2008. The Certificate of Amendment provides for a change of the Company’s name from “Nastech Pharmaceutical Company Inc.” to “MDRNA, Inc.” and for an increase in the number of authorized shares of Common Stock from 50,000,000 to 90,000,000. A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto.
Amended Designation, Rights and Preferences of Series A Junior Participating Preferred Stock
     On June 10, 2008, the Company filed with the Secretary of State of the State of Delaware an Amended Designation, Rights and Preferences (the “Amended Designation”) relating to the Company’s authorized class of Series A Junior Participating Preferred Stock (the “Series A Shares”). The Amended Designation, which was authorized by the Company’s Board of Directors pursuant to Article FOURTH of the Company’s Amended and Restated Certificate of Incorporation and Section 151(g) of the Delaware General Corporation Law, increased the number of authorized Series A Shares from 50,000 shares to 90,000 shares. The increase in the number of authorized Series A Shares was necessary in order to ensure that, in the event such Series A Shares were ever issued in connection with the common stock rights under the Company’s Stockholder Rights Agreement adopted on February 22, 2000 (the “Rights Agreement”), a sufficient number of Series A Shares would be available for issuance in satisfaction of such rights. A copy of the Amended Designation is filed herewith as Exhibit 3.2.
Item 8.01 Other Events.
     On June 10, 2008, the Board approved the recommendations and ratified the determinations of the Nominating and Corporate Governance Committee of the Board and authorized the Company to:
(a)	establish an annual retainer and equity award of $30,000 and 30,000 options ($30,000 and 45,000 options in the case of the 2008 annual meeting of stockholders) to be made to non-employee members of the Board;

(b)	establish annual retainers and equity awards to be made to directors as compensation for service as Chairpersons on the Committees of the Board as follows: (i) $15,000 and 15,000 options for the Chairperson of the Audit Committee and (ii) $10,000 and 10,000 options for the Chairperson of each of the Compensation and the Nominating and Corporate Governance Committees;

(c)	establish an annual retainer and equity award of $25,000 and 25,000 options to be made to the member of the Board serving as the Lead Independent Director; and

(d)	discontinue the compensation paid to non-employee members of the Board for personal attendance at, and for telephonic participation in, meetings of the Board or meetings of any committee of the Board.
     The Nominating and Corporate Governance Committee recommended, and the Board approved, these changes in director compensation after reviewing the compensation practices of other companies of comparable size in the Company’s peer group.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of MDRNA, Inc., dated June 10, 2008.

3.2	Amended Designation, Rights and Preferences of Series A Junior Participating Preferred Stock, dated June 10, 2008.

10.1	Employment Agreement dated June 10, 2008 between the Company and Dr. Steven C. Quay.

10.2	Employment Agreement dated June 10, 2008 between the Company and J. Michael French.

99.1	Press Release of MDRNA, Inc., dated June 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDRNA, INC.

By: Name:	/s/ Dr. Steven C. Quay Steven C. Quay, M.D., Ph.D.
Title:	Chairman of the Board, Chief Executive Officer and Chief Scientific Officer
Dated: June 13, 2008

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of MDRNA, Inc., dated June 10, 2008.

3.2	Amended Designation, Rights and Preferences of Series A Junior Participating Preferred Stock, dated June 10, 2008.

10.1	Employment Agreement dated June 10, 2008 between the Company and Dr. Steven C. Quay.

10.2	Employment Agreement dated June 10, 2008 between the Company and J. Michael French.

99.1	Press Release of MDRNA, Inc., dated June 10, 2008.